UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2011

LAKESIDE MORTGAGE FUND, LLC

(Exact name of registrant as specified in its charter)

California	000-50893	52-2387294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fifth Avenue, Suite 100 San Diego, California		92101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (619) 294-8989

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 30, 2011, the Board of Directors of Sovereign Capital Management Group, Inc. (“Sovereign”), acting as the Audit Committee of Lakeside Mortgage Fund, LLC (the “Company”), of which Sovereign is the manager, (i) dismissed Burr Pilger Mayer, Inc. (“BPM”) as the Company’s independent registered public accounting firm and (ii) engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

During the years ended December 31, 2009 and 2010 and through August 30, 2011, there were no disagreements with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods, had such reports been issued. BPM has issued no reports on any periods and since BPM’s engagement in May 2008 and through August 30, 2011, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

It should be noted that, as reported in Amendment No. 2 to the Company’s Current Report on Form 8-K/A dated May 9, 2008, prior management of the Company engaged BPM as the Company’s independent registered public accounting firm for the year ended December 31, 2008 and BPM’s engagement was limited to the year ended December 31, 2008. However, prior management of the Company did not file an Annual Report on Form 10-K containing financial statements for the years ended December 31, 2008 or 2009. In a continuing effort to rectify the failure of prior management of the Company to file an Annual Report on Form 10-K for the years ended December 31, 2008 and 2009, the Company intends to file all required reports for all prior periods as soon as practicable.

The Company has requested that BPM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

No consultations occurred between the Company and Marcum during the years ended December 31, 2009 and 2010 and through August 30, 2011, regarding either (i) the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other written or oral information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

16.1    Letter from Burr Pilger Mayer, Inc. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2011	LAKESIDE MORTGAGE FUND, LLC

	By:	Sovereign Capital Management Group, Inc.

	Its:	Manager

	By:	/s/ Todd A. Mikles
Todd A. Mikles
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from Burr Pilger Mayer, Inc. to the Securities and Exchange Commission